Exhibit 99.1

Shore Bancshares, Inc.
18 E. Dover Street
Easton, Maryland 21601
Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports 2010 Results

Easton, Maryland (1/26/2011) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $850 thousand or $0.10 per diluted common share for the fourth quarter of 2010, compared to a net loss of $1.4 million or $(0.17) per diluted common share for the third quarter of 2010, and net income of $1.2 million or $0.14 per diluted common share for the fourth quarter of 2009.  The main contributors to the fluctuations in net income were goodwill impairment charges during the third quarter of 2010 and provisions for credit losses.  During the third quarter of 2010, the Company recorded goodwill impairment charges of $3.0 million and other intangible assets impairment charges of $51 thousand.  The provision for credit losses was $4.4 million in the fourth quarter of 2010, which was $199 thousand higher than the provision for the third quarter of 2010 and $724 thousand higher than the provision for the fourth quarter of 2009.

The Company reported a net loss of $1.7 million or $(0.20) per diluted common share for 2010, compared to net income of $5.4 million or $0.64 per diluted common share for 2009.  The 2010 net loss included the previously mentioned goodwill and other intangible assets impairment charges of $3.051 million.  The provision for credit losses was $21.1 million and $9.0 million for 2010 and 2009, respectively.  For 2009, net income available to common shareholders was negatively impacted by $1.9 million in dividends and discount accretion associated with the sale and subsequent repurchase of preferred stock under the U.S. Department of the Treasury’s Troubled Asset Relief Program Capital Purchase Program.

“We are proactively managing our way through a very tough operating environment for community banks. At this stage of the persistent cycle, even traditionally resilient markets with the best demographics such as those within our Delmarva footprint are showing strain,” said W. Moorhead Vermilye, chief executive officer.

“Although it was a disappointing year, we produced a modest profit for the fourth quarter.  The company’s net interest margin was a respectable 4.09% for the fourth quarter, up 9 basis points over the third quarter and ahead 19 basis points from the final quarter of 2009. We again set aside a substantial provision for credit losses in the fourth quarter, bringing our total provision for the full year to over $21 million, which we believe is prudent given the impact the economic downturn has had on our real estate markets.”

“Our capital ratios continue to remain healthy, with year-to-date average equity to average assets of 11.05% and average tangible equity to average tangible assets of 9.43%.  We remain well-capitalized, with our capital ratios continuing to be well in excess of regulatory minimums,” said Vermilye.

The Company’s return on average assets for the fourth quarter of 2010 was 0.30%, compared to (0.49)% and 0.41% for the quarters ended September 30, 2010 and December 31, 2009, respectively.  The return on average stockholders’ equity was 2.73% for the fourth quarter of 2010, compared to (4.43)% for the third quarter of 2010 and 3.75% for the fourth quarter of 2009.

The Company’s return on average assets for 2010 was (0.15)%, compared to 0.48% for 2009.  The return on average stockholders’ equity was (1.33)% and 4.00% for 2010 and 2009, respectively.

Total assets were $1.130 billion at December 31, 2010, compared to $1.157 billion at the end of 2009, a decrease of 2.3%.  Total loans were $895.4 million, a decrease of 2.3%, and total deposits were $979.5 million, a decrease of 1.2%, when compared to December 31, 2009.  At December 31, 2010, total stockholders’ equity was $122.5 million, a decrease of 4.1% from $127.8 million at the end of 2009.  At the end of 2010, goodwill reflected the $3.0 million impairment charge and a $724 thousand increase related to a contingent payment to be made to Jack Martin and Associates, Inc. for meeting performance criteria outlined in its acquisition agreement.

Review of Quarterly Financial Results
Net interest income for the fourth quarter of 2010 was $10.9 million, a 1.7% increase from the third quarter of 2010 and a slight increase from the fourth quarter of 2009.  The increase in net interest income when compared to the third quarter of 2010 and the fourth quarter of 2009 was primarily due to a decrease in the balances of and rates paid on interest bearing liabilities that more than offset the decline in the balances of earning assets.  The Company’s net interest margin was 4.09% for the fourth quarter of 2010, an increase of 9 basis points when compared to the third quarter of 2010 and an increase of 19 basis points when compared to the fourth quarter of 2009.

As previously mentioned, the provision for credit losses was $4.4 million for the three months ended December 31, 2010, compared to $4.2 million and $3.7 million for the three months ended September 30, 2010 and the three months ended December 31, 2009, respectively.  The ratio of the allowance for credit losses to period-end loans was 1.59% at December 31, 2010, compared to 1.45% at September 30, 2010 and 1.19% at December 31, 2009.  Management believes that the provision for credit losses and the resulting allowance were adequate at December 31, 2010.

The continued large level of provision for credit losses was primarily in response to the overall increase in nonperforming assets and loan charge-offs, as well as overall economic conditions.  Net charge-offs were $3.3 million for the fourth quarter of 2010, $4.3 million for the third quarter of 2010 and $3.5 million for the fourth quarter of 2009.  The ratio of quarter-to-date annualized net charge-offs to average loans was 1.46% for the fourth quarter of 2010, 1.90% for the third quarter of 2010 and 1.51% for the fourth quarter of 2009. The ratio of nonperforming assets to total assets was 3.53% at December 31, 2010.  The comparable nonperforming asset ratio was 3.38% at September 30, 2010, and 1.63% at December 31, 2009.

Total noninterest income for the fourth quarter of 2010 was $3.9 million, a decrease of $695 thousand, or 15.0%, when compared to the third quarter of 2010 and a decrease of $177 thousand, or 4.3%, when compared to the fourth quarter of 2009.  Most of the decrease when compared to the third quarter of 2010 was due to a $397 thousand decrease in insurance agency commissions and a $224 thousand gain in the third quarter relating to the surrender of directors’ life insurance policies.  The decrease when compared to the fourth quarter of 2009 was mainly due to a decrease in mortgage broker fees of $131 thousand.  During 2010, the Company closed its mortgage brokerage subsidiary and now conducts brokerage activities through a minority series investment in an unrelated Delaware limited liability company under the name “Wye Mortgage Group”.

Total noninterest expense for the fourth quarter of 2010 was $9.1 million, a decrease of $3.5 million, or 28.1%, when compared to the third quarter of 2010 mainly due to third quarter goodwill impairment charges of $3.0 million and other intangible assets impairment charges of $51 thousand.  Excluding the goodwill and other intangible assets impairment charges, total noninterest expense decreased $496 thousand, or 5.2%, when compared to the third quarter of 2010.  When compared to the fourth quarter of 2009, total noninterest expense for the fourth quarter of 2010 decreased $293 thousand, or 3.1%, primarily due to lower salaries and wages expense.

Review of 2010 Financial Results
Net interest income for 2010 was $42.6 million, an increase of 3.0% when compared to 2009.  The increase was primarily due to lower rates paid on interest bearing liabilities offsetting the decline in yields on earning assets.  The net interest margin increased from 3.90% for 2009 to 4.02% for 2010.

The provisions for credit losses for 2010 and 2009 were $21.1 million and $9.0 million, respectively.  Net charge-offs were $17.8 million and $7.4 million for 2010 and 2009, respectively. The ratio of year-to-date annualized net charge-offs to average loans was 1.96% for 2010 and 0.81% for 2009.

Total noninterest income for 2010 was $18.0 million, a decline of $1.5 million, or 7.7%, when compared to 2009.  The decrease in noninterest income was mainly due to a decline in insurance agency commissions of $1.0 million and mortgage broker fees of $666 thousand.

Total noninterest expense for 2010 was $41.7 million, an increase of $1.5 million, or 3.7%, when compared to 2009.  The increase in noninterest expense was primarily due to the goodwill and other intangible assets impairment charges and higher expenses related to collection and other real estate owned activities which were partially offset by lower expenses accrued for bonus and profit sharing plans, lower insurance agency commissions expense and lower FDIC insurance premium expense. Excluding the goodwill and other intangible assets impairment charges, total noninterest expense decreased $1.6 million, or 3.9%, when compared to 2009.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore.  It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; and a registered investment adviser firm, Wye Financial Services, LLC.  Shore Bancshares, Inc. engages in the mortgage broker business under the name “Wye Mortgage Group” through a minority series investment in an unrelated Delaware limited liability company. Additional information is available at www.shbi.com.

Forward-Looking Statements
This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives.  These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions.  Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true.  These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements.  For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, Chief Executive Officer, 410-763-7800

Shore Bancshares, Inc.	Page 4 of 10
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended			For the Twelve Months Ended
	December 31,			December 31,
	2010	2009	% Change	2010	2009	% Change
PROFITABILITY FOR THE PERIOD
Net interest income	$10,866	$10,806	0.6%	$42,639	$41,378	3.0%
Provision for credit losses	4,392	3,668	19.7	21,119	8,986	135.0
Noninterest income	3,948	4,125	(4.3)	18,041	19,541	(7.7)
Noninterest expense	9,082	9,375	(3.1)	41,720	40,248	3.7
Income (loss) before income taxes	1,340	1,888	(29.0)	(2,159)	11,685	(118.5)
Income tax expense (benefit)	490	672	(27.1)	(492)	4,412	(111.2)
Net income (loss)	850	1,216	(30.1)	(1,667)	7,273	(122.9)
Preferred stock dividends and discount accretion	-	-	-	-	1,876	(100.0)
Net income (loss) available to common shareholders	$850	$1,216	(30.1)	$(1,667)	$5,397	(130.9)

Return on average assets (1)	0.30%	0.41%	(26.8)%	(0.15)%	0.48%	(131.3)%
Return on average equity (1)	2.73	3.75	(27.2)	(1.33)	4.00	(133.3)
Net interest margin	4.09	3.90	4.9	4.02	3.90	3.1
Efficiency ratio - GAAP based	61.31	62.79	(2.4)	68.75	66.07	4.1

PER SHARE DATA
Basic net income (loss) per share	$0.10	$0.14	(28.6)%	$(0.20)	$0.86	(123.3)%
Basic net income (loss) per common share	0.10	0.14	(28.6)	(0.20)	0.64	(131.3)
Diluted net income (loss) per share	0.10	0.14	(28.6)	(0.20)	0.86	(123.3)
Diluted net income (loss) per common share	0.10	0.14	(28.6)	(0.20)	0.64	(131.3)
Dividends paid per common share	0.06	0.16	(62.5)	0.24	0.64	(62.5)
Book value per common share at period end	14.51	15.18	(4.4)
Tangible book value per common share at period end	12.32	12.64	(2.5)
Market value at period end	10.54	14.50	(27.3)
Market range:
High	10.73	17.71	(39.4)	14.80	24.43	(39.4)
Low	9.25	13.52	(31.6)	9.20	11.00	(16.4)

PERIOD-END BALANCE SHEET DATA
Loans	$895,404	$916,557	(2.3)%
Securities	105,782	106,535	(0.7)
Assets	1,130,311	1,156,516	(2.3)
Deposits	979,516	990,937	(1.2)
Stockholders' equity	122,513	127,810	(4.1)

AVERAGE BALANCE SHEET DATA
Loans	$903,075	$921,908	(2.0)%	$906,732	$913,631	(0.8)%
Securities	103,600	104,561	(0.9)	107,242	92,354	16.1
Earning assets	1,060,645	1,104,919	(4.0)	1,068,264	1,068,601	-
Assets	1,128,517	1,169,337	(3.5)	1,136,916	1,128,912	0.7
Deposits	978,444	1,002,982	(2.4)	980,332	949,660	3.2
Stockholders' equity	123,341	128,715	(4.2)	125,586	134,978	(7.0)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.93%	11.01%		11.05%	11.96%
Annualized net charge-offs to average loans	1.46	1.51		1.96	0.81
Allowance for credit losses to period-end loans	1.59	1.19
Nonperforming assets to total loans+other real estate owned	4.44	2.05
Nonperforming assets to total assets	3.53	1.63
Nonperforming assets+Loans 90 days past due and still accruing to total loans+other real estate owned	4.97	2.86
Nonperforming assets+Loans 90 days past due and still accruing to total assets	3.95	2.27

(1) Calculation uses net income (loss) available to common shareholders.

Shore Bancshares, Inc.	Page 5 of 10
Consolidated Balance Sheets
(In thousands, except per share data)

			Dec. 31, 2010
	Dec. 31,	Dec. 31,	compared to
	2010	2009	Dec. 31, 2009
ASSETS
Cash and due from banks	$19,680	$14,411	36.6%
Interest-bearing deposits with other banks	21,593	598	3,510.9
Federal funds sold	36,691	60,637	(39.5)
Investments available-for-sale (at fair value)	99,055	97,595	1.5
Investments held-to-maturity	6,727	8,940	(24.8)

Loans	895,404	916,557	(2.3)
Less: allowance for credit losses	(14,227)	(10,876)	30.8
Loans, net	881,177	905,681	(2.7)

Premises and equipment, net	14,483	14,307	1.2
Goodwill	13,678	15,954	(14.3)
Other intangible assets, net	4,840	5,406	(10.5)
Other real estate and other assets owned, net	3,702	2,572	43.9
Other assets	28,685	30,415	(5.7)

Total assets	$1,130,311	$1,156,516	(2.3)

LIABILITIES
Noninterest-bearing deposits	$124,188	$122,492	1.4
Interest-bearing deposits	855,328	868,445	(1.5)
Total deposits	979,516	990,937	(1.2)

Short-term borrowings	16,041	20,404	(21.4)
Accrued expenses and other liabilities	11,309	15,936	(29.0)
Long-term debt	932	1,429	(34.8)
Total liabilities	1,007,798	1,028,706	(2.0)

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	84	84	-
Warrant	1,543	1,543	-
Additional paid in capital	30,242	29,872	1.2
Retained earnings	92,458	96,151	(3.8)
Accumulated other comprehensive (loss) income	(1,814)	160	(1,233.8)
Total stockholders' equity	122,513	127,810	(4.1)

Total liabilities and stockholders' equity	$1,130,311	$1,156,516	(2.3)

Period-end common shares outstanding	8,443	8,419	0.3
Book value per common share	$14.51	$15.18	(4.4)

Shore Bancshares, Inc.	Page 6 of 10
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended			For the Twelve Months Ended
	December 31,			December 31,
	2010	2009	% Change	2010	2009	% Change
INTEREST INCOME
Interest and fees on loans	$12,958	$13,837	(6.4)%	$51,962	$55,209	(5.9)%
Interest and dividends on investment securities:
Taxable	804	860	(6.5)	3,209	3,184	0.8
Tax-exempt	47	60	(21.7)	212	301	(29.6)
Interest on federal funds sold	13	23	(43.5)	60	84	(28.6)
Interest on deposits with other banks	7	-	-	18	11	63.6
Total interest income	13,829	14,780	(6.4)	55,461	58,789	(5.7)

INTEREST EXPENSE
Interest on deposits	2,937	3,924	(25.2)	12,681	17,018	(25.5)
Interest on short-term borrowings	15	31	(51.6)	83	127	(34.6)
Interest on long-term debt	11	19	(42.1)	58	266	(78.2)
Total interest expense	2,963	3,974	(25.4)	12,822	17,411	(26.4)

NET INTEREST INCOME	10,866	10,806	0.6	42,639	41,378	3.0
Provision for credit losses	4,392	3,668	19.7	21,119	8,986	135.0

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	6,474	7,138	(9.3)	21,520	32,392	(33.6)

NONINTEREST INCOME
Service charges on deposit accounts	799	866	(7.7)	3,257	3,424	(4.9)
Trust and investment fee income	358	350	2.3	1,503	1,100	36.6
Investment securities gains (losses)	-	-	-	-	49	(100.0)
Insurance agency commissions	2,116	2,159	(2.0)	10,113	11,131	(9.1)
Other noninterest income	675	750	(10.0)	3,168	3,837	(17.4)
Total noninterest income	3,948	4,125	(4.3)	18,041	19,541	(7.7)

NONINTEREST EXPENSE
Salaries and wages	4,220	4,424	(4.6)	17,477	18,488	(5.5)
Employee benefits	893	840	6.3	3,829	4,631	(17.3)
Occupancy expense	562	572	(1.7)	2,328	2,324	0.2
Furniture and equipment expense	262	268	(2.2)	1,200	1,183	1.4
Data processing	620	598	3.7	2,607	2,463	5.8
Directors' fees	68	84	(19.0)	412	478	(13.8)
Goodwill and other intangible assets impairment	-	-	-	3,051	-	-
Amortization of intangible assets	129	129	-	515	515	-
Insurance agency commissions expense	339	398	(14.8)	1,569	1,913	(18.0)
FDIC insurance premium expense	445	457	(2.6)	1,834	2,078	(11.7)
Other noninterest expenses	1,544	1,605	(3.8)	6,898	6,175	11.7
Total noninterest expense	9,082	9,375	(3.1)	41,720	40,248	3.7

Income (loss) before income taxes	1,340	1,888	(29.0)	(2,159)	11,685	(118.5)
Income tax expense (benefit)	490	672	(27.1)	(492)	4,412	(111.2)

NET INCOME (LOSS)	850	1,216	(30.1)	(1,667)	7,273	(122.9)
Preferred stock dividends and discount accretion	-	-	-	-	1,876	(100.0)
Net income (loss) available to common shareholders	$850	$1,216	(30.1)	$(1,667)	$5,397	(130.9)

Weighted average shares outstanding - basic	8,443	8,419	0.3	8,442	8,414	0.3
Weighted average shares outstanding - diluted	8,443	8,421	0.3	8,442	8,417	0.3

Basic net income (loss) per share	$0.10	$0.14	(28.6)	$(0.20)	$0.86	(123.3)
Basic net income (loss) per common share	0.10	0.14	(28.6)	(0.20)	0.64	(131.3)
Diluted net income (loss) per share	0.10	0.14	(28.6)	(0.20)	0.86	(123.3)
Diluted net income (loss) per common share	0.10	0.14	(28.6)	(0.20)	0.64	(131.3)
Dividends paid per common share	0.06	0.16	(62.5)	0.24	0.64	(62.5)

Shore Bancshares, Inc.	Page 7 of 10
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2010		2009		2010		2009
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$903,075	5.71%	$921,908	5.97%	$906,732	5.75%	$913,631	6.06%
Investment securities
Taxable	98,378	3.24	97,595	3.50	101,162	3.17	84,283	3.78
Tax-exempt	5,222	5.40	6,966	4.96	6,080	5.29	8,071	5.67
Federal funds sold	34,018	0.16	77,782	0.11	39,770	0.15	59,416	0.14
Interest-bearing deposits	19,952	0.12	668	0.45	14,520	0.12	3,200	0.35
Total earning assets	1,060,645	5.20%	1,104,919	5.33%	1,068,264	5.22%	1,068,601	5.53%
Cash and due from banks	19,867		17,312		16,567		17,049
Other assets	62,305		58,543		65,774		54,016
Allowance for credit losses	(14,300)		(11,437)		(13,689)		(10,754)
Total assets	$1,128,517		$1,169,337		$1,136,916		$1,128,912

Interest-bearing liabilities
Demand deposits	$128,592	0.22%	$127,537	0.26%	$130,297	0.24%	$124,758	0.25%
Money market and savings deposits	258,713	0.84	249,393	0.66	258,650	0.76	218,125	0.62
Certificates of deposit $100,000 or more	256,167	1.77	276,390	2.51	256,393	2.00	258,879	2.96
Other time deposits	208,808	2.23	228,020	2.91	214,121	2.46	234,468	3.28
Interest-bearing deposits	852,280	1.37	881,340	1.77	859,461	1.48	836,230	2.04
Short-term borrowings	15,381	0.39	18,994	0.63	16,348	0.51	25,519	0.50
Long-term debt	932	4.46	1,429	5.28	1,304	4.41	4,792	5.55
Total interest-bearing liabilities	868,593	1.35%	901,763	1.75%	877,113	1.46%	866,541	2.01%
Noninterest-bearing deposits	126,164		121,642		120,871		113,430
Accrued expenses and other liabilities	10,419		17,217		13,346		13,963
Stockholders' equity	123,341		128,715		125,586		134,978
Total liabilities and stockholders' equity	$1,128,517		$1,169,337		$1,136,916		$1,128,912

Net interest spread		3.85%		3.58%		3.76%		3.52%
Net interest margin		4.09%		3.90%		4.02%		3.90%

Shore Bancshares, Inc.	Page 8 of 10
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	4th quarter	3rd quarter	2 nd quarter	1st quarter	4th quarter	4Q 10	4Q 10
	2010	2010	2010	2010	2009	compared to	compared to
	(4Q 10)	(3Q 10)	(2Q 10)	(1Q 10)	(4Q 09)	3Q 10	4Q 09
PROFITABILITY FOR THE PERIOD
Net interest income	$10,866	$10,687	$10,691	$10,395	$10,806	1.7%	0.6%
Provision for credit losses	4,392	4,193	4,917	7,617	3,668	4.7	19.7
Noninterest income	3,948	4,643	4,568	4,882	4,125	(15.0)	(4.3)
Noninterest expense	9,082	12,629	9,688	10,321	9,375	(28.1)	(3.1)
Income (loss) before income taxes	1,340	(1,492)	654	(2,661)	1,888	189.8	(29.0)
Income tax expense (benefit)	490	(92)	209	(1,099)	672	632.6	(27.1)
Net income (loss)	850	(1,400)	445	(1,562)	1,216	160.7	(30.1)
Preferred stock dividends and discount accretion	-	-	-	-	-	-	-
Net income (loss) available to common shareholders	$850	$(1,400)	$445	$(1,562)	$1,216	160.7	(30.1)

Return on average assets (1)	0.30%	(0.49)%	0.16%	(0.55)%	0.41%	161.2%	(26.8)%
Return on average equity (1)	2.73	(4.43)	1.42	(4.95)	3.75	161.6	(27.2)
Net interest margin	4.09	4.00	4.03	3.95	3.90	2.3	4.9
Efficiency ratio - GAAP based	61.31	82.38	63.49	67.56	62.79	(25.6)	(2.4)

PER SHARE DATA
Basic net income (loss) per share	$0.10	$(0.17)	$0.05	$(0.19)	$0.14	158.8%	(28.6)%
Basic net income (loss) per common share	0.10	(0.17)	0.05	(0.19)	0.14	158.8	(28.6)
Diluted net income (loss) per share	0.10	(0.17)	0.05	(0.19)	0.14	158.8	(28.6)
Diluted net income (loss) per common share	0.10	(0.17)	0.05	(0.19)	0.14	158.8	(28.6)
Dividends paid per common share	0.06	0.06	0.06	0.06	0.16	-	(62.5)
Book value per common share at period end	14.51	14.49	14.77	14.82	15.18	0.1	(4.4)
Tangible book value per common share at period end	12.32	12.37	12.27	12.30	12.64	(0.4)	(2.5)
Market value at period end	10.54	9.48	11.91	14.25	14.50	11.2	(27.3)
Market range:
High	10.73	12.10	14.80	14.75	17.71	(11.3)	(39.4)
Low	9.25	9.20	11.75	10.21	13.52	0.5	(31.6)

PERIOD-END BALANCE SHEET DATA
Loans	$895,404	$906,490	$905,477	$905,194	$916,557	(1.2)%	(2.3)%
Securities	105,782	104,075	106,556	112,929	106,535	1.6	(0.7)
Assets	1,130,311	1,134,503	1,129,196	1,146,334	1,156,516	(0.4)	(2.3)
Deposits	979,516	982,428	971,608	990,750	990,937	(0.3)	(1.2)
Stockholders' equity	122,513	122,355	124,666	125,108	127,810	0.1	(4.1)

AVERAGE BALANCE SHEET DATA
Loans	$903,075	$904,293	$909,295	$910,374	$921,908	(0.1)%	(2.0)%
Securities	103,600	105,466	109,744	110,252	104,561	(1.8)	(0.9)
Earning assets	1,060,645	1,066,063	1,071,115	1,075,425	1,104,919	(0.5)	(4.0)
Assets	1,128,517	1,139,043	1,134,662	1,145,607	1,169,337	(0.9)	(3.5)
Deposits	978,444	984,018	976,749	982,265	1,002,982	(0.6)	(2.4)
Stockholders' equity	123,341	125,308	125,670	128,081	128,715	(1.6)	(4.2)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	10.93%	11.00%	11.08%	11.18%	11.01%
Annualized net charge-offs to average loans	1.46	1.90	1.95	2.54	1.51
Allowance for credit losses to period-end loans	1.59	1.45	1.47	1.41	1.19
Nonperforming assets to total loans+other real estate owned	4.44	4.22	4.29	3.62	2.05
Nonperforming assets to total assets	3.53	3.38	3.45	2.87	1.63
Nonperforming assets+Loans 90 days past due and still accruing to total loans+other real estate owned	4.97	4.58	4.81	3.93	2.86
Nonperforming assets+Loans 90 days past due and still accruing to total assets	3.95	3.67	3.86	3.11	2.27

(1) Calculation uses net income (loss) available to common shareholders.

Shore Bancshares, Inc.	Page 9 of 10
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						4Q 10		4Q 10
						compared to		compared to
	4Q 10	3Q 10	2Q 10	1Q 10	4Q 09	3Q 10		4Q 09
INTEREST INCOME
Interest and fees on loans	$12,958	$13,083	$13,047	$12,874	$13,837	(1.0	) %	(6.4	) %
Interest and dividends on investment securities:
Taxable	804	677	846	882	860	18.8		(6.5)
Tax-exempt	47	50	56	59	60	(6.0)		(21.7)
Interest on federal funds sold	13	21	14	12	23	(38.1)		(43.5)
Interest on deposits with other banks	7	6	4	1	-	16.7		-
Total interest income	13,829	13,837	13,967	13,828	14,780	(0.1)		(6.4)

INTEREST EXPENSE
Interest on deposits	2,937	3,117	3,242	3,385	3,924	(5.8)		(25.2)
Interest on short-term borrowings	15	17	19	32	31	(11.8)		(51.6)
Interest on long-term debt	11	16	15	16	19	(31.3)		(42.1)
Total interest expense	2,963	3,150	3,276	3,433	3,974	(5.9)		(25.4)

NET INTEREST INCOME	10,866	10,687	10,691	10,395	10,806	1.7		0.6
Provision for credit losses	4,392	4,193	4,917	7,617	3,668	4.7		19.7

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	6,474	6,494	5,774	2,778	7,138	(0.3)		(9.3)

NONINTEREST INCOME
Service charges on deposit accounts	799	841	831	786	866	(5.0)		(7.7)
Trust and investment fee income	358	357	372	416	350	0.3		2.3
Investment securities gains (losses)	-	-	-	-	-	-		-
Insurance agency commissions	2,116	2,513	2,595	2,889	2,159	(15.8)		(2.0)
Other noninterest income	675	932	770	791	750	(27.6)		(10.0)
Total noninterest income	3,948	4,643	4,568	4,882	4,125	(15.0)		(4.3)

NONINTEREST EXPENSE
Salaries and wages	4,220	4,404	4,363	4,490	4,424	(4.2)		(4.6)
Employee benefits	893	897	758	1,281	840	(0.4)		6.3
Occupancy expense	562	547	597	622	572	2.7		(1.7)
Furniture and equipment expense	262	325	313	300	268	(19.4)		(2.2)
Data processing	620	696	660	631	598	(10.9)		3.7
Directors' fees	68	118	105	121	84	(42.4)		(19.0)
Goodwill and other intangible assets impairment	-	3,051	-	-	-	(100.0)		-
Amortization of intangible assets	129	128	129	129	129	0.8		-
Insurance agency commissions expense	339	338	464	428	398	0.3		(14.8)
FDIC insurance premium expense	445	448	460	481	457	(0.7)		(2.6)
Other noninterest expenses	1,544	1,677	1,839	1,838	1,605	(7.9)		(3.8)
Total noninterest expense	9,082	12,629	9,688	10,321	9,375	(28.1)		(3.1)

Income (loss) before income taxes	1,340	(1,492)	654	(2,661)	1,888	189.8		(29.0)
Income tax expense (benefit)	490	(92)	209	(1,099)	672	632.6		(27.1)

NET INCOME (LOSS)	850	(1,400)	445	(1,562)	1,216	160.7		(30.1)
Preferred stock dividends and discount accretion	-	-	-	-	-	-		-
Net income (loss) available to common shareholders	$850	$(1,400)	$445	$(1,562)	$1,216	160.7		(30.1)

Weighted average shares outstanding - basic	8,443	8,443	8,443	8,436	8,419	-		0.3
Weighted average shares outstanding - diluted	8,443	8,443	8,443	8,436	8,421	-		0.3

Basic net income (loss) per share	$0.10	$(0.17)	$0.05	$(0.19)	$0.14	158.8		(28.6)
Basic net income (loss) per common share	0.10	(0.17)	0.05	(0.19)	0.14	158.8		(28.6)
Diluted net income (loss) per share	0.10	(0.17)	0.05	(0.19)	0.14	158.8		(28.6)
Diluted net income (loss) per common share	0.10	(0.17)	0.05	(0.19)	0.14	158.8		(28.6)
Dividends paid per common share	0.06	0.06	0.06	0.06	0.16	-		(62.5)

Shore Bancshares, Inc.	Page 10 of 10
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											4Q 10		4Q 10
											compared to		compared to
	4Q 10		3Q 10		2Q 10		1Q 10		4Q 09		3Q 10		4Q 09
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$903,075	5.71%	$904,293	5.76%	$909,295	5.77%	$910,374	5.75%	$921,908	5.97%	(0.1	) %	(2.0	) %
Investment securities
Taxable	98,378	3.24	99,572	2.70	103,284	3.29	103,488	3.45	97,595	3.50	(1.2)		0.8
Tax-exempt	5,222	5.40	5,894	5.16	6,460	5.30	6,764	5.39	6,966	4.96	(11.4)		(25.0)
Federal funds sold	34,018	0.16	40,638	0.20	38,001	0.15	46,553	0.11	77,782	0.11	(16.3)		(56.3)
Interest-bearing deposits	19,952	0.12	15,666	0.15	14,075	0.12	8,246	0.06	668	0.45	27.4		2,886.8
Total earning assets	1,060,645	5.20%	1,066,063	5.18%	1,071,115	5.26%	1,075,425	5.24%	1,104,919	5.33%	(0.5)		(4.0)
Cash and due from banks	19,867		21,865		9,997		14,422		17,312		(9.1)		14.8
Other assets	62,305		65,081		67,860		67,914		58,543		(4.3)		6.4
Allowance for credit losses	(14,300)		(13,966)		(14,310)		(12,154)		(11,437)		2.4		25.0
Total assets	$1,128,517		$1,139,043		$1,134,662		$1,145,607		$1,169,337		(0.9)		(3.5)

Interest-bearing liabilities
Demand deposits	$128,592	0.22%	$132,023	0.24%	$132,563	0.25%	$127,986	0.25%	$127,537	0.26%	(2.6)		0.8
Money market and savings deposits	258,713	0.84	259,511	0.81	259,273	0.72	256,818	0.68	249,393	0.66	(0.3)		3.7
Certificates of deposit $100,000 or more	256,167	1.77	258,542	1.91	251,340	2.09	259,538	2.24	276,390	2.51	(0.9)		(7.3)
Other time deposits	208,808	2.23	212,098	2.37	215,987	2.56	219,731	2.67	228,020	2.91	(1.6)		(8.4)
Interest-bearing deposits	852,280	1.37	862,174	1.44	859,163	1.51	864,073	1.59	881,340	1.77	(1.2)		(3.3)
Short-term borrowings	15,381	0.39	16,092	0.38	15,771	0.48	18,032	0.71	18,994	0.63	(4.4)		(19.0)
Long-term debt	932	4.46	1,429	4.36	1,429	4.40	1,429	4.45	1,429	5.28	(34.8)		(34.8)
Total interest-bearing liabilities	868,593	1.35%	879,695	1.42%	876,363	1.50%	883,534	1.58%	901,763	1.75%	(1.3)		(3.7)
Noninterest-bearing deposits	126,164		121,844		117,586		118,192		121,642		3.6		3.7
Accrued expenses and other liabilities	10,419		12,196		15,043		15,800		17,217		(14.6)		(39.5)
Stockholders' equity	123,341		125,308		125,670		128,081		128,715		(1.6)		(4.2)
Total liabilities and stockholders' equity	$1,128,517		$1,139,043		$1,134,662		$1,145,607		$1,169,337		(0.9)		(3.5)

Net interest spread		3.85%		3.76%		3.76%		3.66%		3.58%
Net interest margin		4.09%		4.00%		4.03%		3.95%		3.90%